EXHIBIT 24

        POWER OF ATTORNEY -- INCORPORATED HEREIN BY REFERENCE, LOCATED ON
         SIGNATURE PAGE OF THE REGISTRATION STATEMENT (PREVIOUSLY FILED)




                                      R-32